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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         January 28, 1994
                                                       ------------------


                            SNAP-ON TOOLS CORPORATION
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               (Exact name of registrant as specified in charter)


   Delaware                       1-7724                         39-0622040
- ---------------           ------------------------          -------------------
(State or other           (Commission file number)          (IRS employer
jurisdiction of                                             identification no.)
incorporation


  2801 - 80th Street, Kenosha Wisconsin                          53141-1410
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             414-656-5200
                                                             ----------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.   OTHER EVENTS

          On January 28, 1994, the Board of Directors of Snap-on Tools Corporation (the "Company") adopted amendments to the Rights Agreement, dated October 23, 1987 (the "Agreement") and amended May 21, 1992, between the Company and Harris Trust and Savings Bank, as rights agent (the "Rights Agent"). The terms of the amendments are set forth below. The Agreement contains a description and terms of the Rights (the "Rights") of holders of the Company's common stock, par value $1.00 per share (the "Common Stock"), to purchase from the Company one one-hundredth of a share of Series A Junior Preferred Stock at an exercise price of $125, subject to adjustment.

          The following amendments have been adopted:

     1.   Amend the definition of "Acquiring Person" to read:

          (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as hereinafter defined) and Associates (as hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 15% or more of the shares of Common Stock then outstanding and shall include all Affiliates and Associates of such Person, but shall not include (i) the Company, (ii) any Subsidiary of the Company,
          (iii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established by the Company for or pursuant to the terms of any such plan, or
          (iv) any such Person who has reported or is required to report such ownership (but less than 25%) on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of the Common Stock) and, within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 14.9% inadvertently or without knowledge of the terms of the Rights and who, together with all Affiliates and Associates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 15% or more of the shares of Common



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          Stock then outstanding; provided, however, that if the Person requested to go certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day period.

     2.   Amend the definition of "Stock Acquisition Date" to read:

          (r) "Stock Acquisition Date" shall mean the first date of public announcement by the Company (or an Acquiring Person) that an Acquiring Person has become such.

     3.   Amend Section 11(a) (ii), the "Flip In," to read:

          (ii) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity organized, appointed or established pursuant to the terms of such plan) shall become an Acquiring Person (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interest of the Company and its stockholders, other than such Acquiring Person), or



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          1. The Amendment dated as of January 28, 1994 to the Rights Agreement, dated as of October 23, 1987, and amended as of May 21, 1992, between Snap-on Tools Corporation and Harris Trust and Savings Bank, as rights agent.



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                                    SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SNAP-ON TOOLS CORPORATION


                                   By:  /s/ Gregory D. Johnson
                                      ----------------------------------------
                                        Name:  Gregory D. Johnson
                                        Title: Controller



Date:  March 2, 1994




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                                  EXHIBIT INDEX


                                                                           Page
                                                                           ----
1.   Amendment dated as of January 28, 1994,
     to the Rights Agreement, dated as of
     October 23, 1987, and amended as of May 21,
     1992, between Snap-on Tools Corporation
     and Harris Trust and Savings Bank, as
     rights agent . . . . . . . . . . . . . . . . . . . . . . . . .        6



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